UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
(AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALLIANT ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Alliant Energy Corporation

4902 North Biltmore Lane

P. O. Box 14720

Madison, WI 53708-0720

SUPPLEMENT TO PROXY STATEMENT DATED APRIL 1, 2010

Alliant Energy Corporation is mailing this Supplement in connection with the solicitation by its Board of Directors of proxies to be voted at the 2010 Annual Meeting of Shareowners to be held at 1:00 p.m. (Central Daylight Time) on Thursday, May 20, 2010 at the Alliant Energy Center of Dane County Exhibition Hall, 1919 Alliant Energy Center Way, Madison, WI 53713. This Supplement supplements and will accompany the Proxy Statement relating to such Annual Meeting that is being mailed to shareowners beginning on or about April 1, 2010.

On page 44 of the Proxy Statement, under the heading “Proposal for the Approval of the Alliant Energy Corporation 2010 Omnibus Incentive Plan – Summary of Proposal – General,” the market value of one share of Alliant Energy Corporation common stock as of the close of market on March 18, 2010 was inadvertently omitted at the end of the third full paragraph. Such market value was $32.48.

***IMPORTANT MESSAGE ABOUT VOTING YOUR SHARES***

Recently, NYSE and SEC rule changes were enacted changing how shares held in brokerage accounts are voted in director elections. If YOU do not vote your shares on proposal one (Election of Directors), your brokerage firm can no longer vote them for you; your shares will remain unvoted. Previously, if your broker did not receive instructions from you, they were permitted to vote your shares for you in director elections. However, starting January 1, 2010, under changes to NYSE Rule 452, brokers will no longer be allowed to vote uninstructed shares.

Therefore, it is very important that you vote your shares for all proposals including the election of directors.

In addition to checking the appropriate boxes on the enclosed vote instruction form, signing and returning it in the enclosed postage paid envelope, there are two additional convenient ways to vote that are available 24 hours a day:

Vote by Internet	Vote by Telephone

Go to website: www.proxyvote.com	Call toll-free on a touch-tone phone in the U.S. or Canada

Follow these four easy steps:	Follow these four easy steps:

• Read the accompanying Proxy materials.	• Read the accompanying Proxy materials.

• Go to website www.proxyvote.com. • Have your vote instruction form in hand when you access the website. • Follow the simple instructions.

•     Call the toll-free phone number printed on the enclosed vote instruction form.

•     Have your vote instruction form in hand when you call the toll-free number.

•     Follow the recorded instructions:

•  Press 1 to vote as the Board recommends

•  Press 2 to vote each proposal individually

********* Note **********

When voting online, you may also elect to give your consent to have all future proxy materials delivered to you electronically.